UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 14, 2006

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COVENANT TRANSPORT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On Thursday, September 14, 2006, Covenant Transport, Inc., a Nevada corporation (the "Company"), issued a press release announcing that it had executed and closed a Stock Purchase Agreement whereby the Company acquired 100% of the outstanding capital stock of Star Transportation, Inc., a Tennessee corporation ("Star"). The full text of the press release, dated September 14, 2006, is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein. The Company will host a conference call on Friday, September 15, 2006, at 11:00 a.m. Eastern Time to discuss the Star acquisition and provide an update on expected operating results for the third and fourth quarters of 2006.

No later than Wednesday, September 20, 2006, the Company will file a report on Form 8-K setting forth the information required by Items 1.01, 2.01, and 9.01 of Form 8-K.

The information in this Item 7.01 and in Exhibit 99 to this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORT, INC.

Date: September 14, 2006	By:	/s/ Joey B. Hogan
Joey B. Hogan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99	Covenant Transport, Inc. press release dated September 14, 2006, announcing acquisition of Star Transportation, Inc. and timing of conference call.